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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2001




                          GLOBAL ELECTION SYSTEMS INC.
             (Exact name of Registrant as specified in its Charter)

                            BRITISH COLUMBIA, CANADA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27551                                       85-0394190
 ------------------------                ---------------------------------------
 (Commission file number)                (I.R.S. Employer Identification Number)


            1611 Wilmeth Road
              McKinney, Texas                            75069
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(Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (972) 542-6000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         Global Election Systems Inc. (AMEX:GLE, TSE:GSM), a leader in the manufacture, marketing and distribution of high tech election management systems, today announced the closing of a loan in the principal amount of $4.0 million (CDN).

         The loan will bear interest at 10% per annum and will amortize in three quarterly principal payments beginning in September 2001. The loan is secured by a pledge of the inventory of Global's U.S. subsidiary, which has also guaranteed the debt. Additionally, the lender was granted warrants to purchase up to 600,000 shares of Global common stock at $3.00 (CDN) per share. The company's primary bank lender consented to the transaction and waived Global's financial covenants through May 18, 2001.

         As earlier reported, the U.S. national elections of 2000 caused many localities to delay routine purchasing decisions in anticipation of potential federal or state matching funds to assist in updating election systems. This delay has severely restricted sales and cash flow. Although the proceeds of the loan have improved the company's liquidity in the near term, additional capital will be required before purchasing cycles and cash flows return to normal. The company believes such additional capital will be available.

         This report includes statements which predict or forecast future events, depend on future events for their accuracy or embody assumptions which may prove to have been inaccurate. These forward-looking statements, and Global's business and prospects, are subject to a number of factors which could cause actual results to differ materially, including: adverse effects of the changing industry environment; delays in the normal purchasing cycles and the resultant negative impact on Global's sales and revenues; potential disputes regarding non-patented proprietary information; ongoing testing and certification requirements; and uncertainties inherent in international sales, including currency risks. These and other factors are described in Global's periodic reports available from the Securities and Exchange Commission, including Global's Form 10-K for fiscal year 2000 and subsequent reports on Forms 10-Q and 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 5, 2001                           WESTECH CAPITAL CORP.


                                        By:  /s/ ROBERT J. UROSEVICH
                                           -------------------------------------
                                           Robert J. Urosevich
                                           President and Chief Operating Officer